                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------

     BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint RICHARD C. ADKERSON his true and lawful attorney-in-fact with power to act with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of rights, common stock underlying such rights and preferred stock purchase rights and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney full power and authority to do and perform each and every act and thing whatsoever that such attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 14th day of July, 1997.



                              /s/ James R. Moffett
                              ------------------------------------------
                              James R. Moffett

                               POWER OF ATTORNEY
                               -----------------

     BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT his true and lawful attorney-in-fact with power to act with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of rights, common stock underlying such rights and preferred stock purchase rights and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney full power and authority to do and perform each and every act and thing whatsoever that such attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 14th day of July, 1997.



                              /s/ Richard C. Adkerson
                              ------------------------------------------
                              Richard C. Adkerson

                               POWER OF ATTORNEY
                               -----------------

     BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and either of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of rights, common stock underlying such rights and preferred stock purchase rights and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 14th day of July, 1997.



                              /s/ William J. Blackwell
                              ----------------------------------------
                              William J. Blackwell

                               POWER OF ATTORNEY
                               -----------------

     BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and either of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of rights, common stock underlying such rights and preferred stock purchase rights and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 14th day of July, 1997.



                              /s/ Robert W. Bruce III
                              ---------------------------------------
                              Robert W. Bruce III

                               POWER OF ATTORNEY
                               -----------------

     BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and either of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of rights, common stock underlying such rights and preferred stock purchase rights and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 14th day of July, 1997.



                              /s/ Robert A. Day
                              --------------------------------------
                              Robert A. Day

                               POWER OF ATTORNEY
                               -----------------

     BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and either of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of rights, common stock underlying such rights and preferred stock purchase rights and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 14th day of July, 1997.



                              /s/ William B. Harrison, Jr.
                              ----------------------------------------
                              William B. Harrison, Jr.

                               POWER OF ATTORNEY
                               -----------------

     BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and either of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of rights, common stock underlying such rights and preferred stock purchase rights and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 14th day of July, 1997.



                              /s/ Bobby Lee Lackey
                              -------------------------------------
                              Bobby Lee Lackey

                               POWER OF ATTORNEY
                               -----------------

     BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and either of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of rights, common stock underlying such rights and preferred stock purchase rights and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 14th day of July, 1997.



                              /s/ Gabrielle K. McDonald
                              ----------------------------------------
                              Gabrielle K. McDonald

                               POWER OF ATTORNEY
                               -----------------

     BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and either of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of rights, common stock underlying such rights and preferred stock purchase rights and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 14th day of July, 1997.



                              /s/ George Putnam
                              --------------------------------------
                              George Putnam

                               POWER OF ATTORNEY
                               -----------------

     BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and either of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of rights, common stock underlying such rights and preferred stock purchase rights and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 14th day of July, 1997.



                              /s/ B. M. Rankin, Jr.
                              --------------------------------------
                              B. M. Rankin, Jr.

                               POWER OF ATTORNEY
                               -----------------

     BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and either of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of rights, common stock underlying such rights and preferred stock purchase rights and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 14th day of July, 1997.



                              /s/ J. Taylor Wharton
                              ----------------------------------------
                              J. Taylor Wharton

                               POWER OF ATTORNEY
                               -----------------

     BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and either of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of rights, common stock underlying such rights and preferred stock purchase rights and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 21st day of August, 1997.



                              /s/ C. Donald Whitmire
                              ----------------------------------------
                              C. Donald Whitmire